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                                   EXHIBIT 21


                         SUBSIDIARIES OF THE REGISTRANT


Subsidiary Name                             Jurisdiction                  D.B.A.
---------------                             ------------                  ------
Dura (Bermuda) Trading Company Ltd.         Bermuda                       n/a
